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                                                                   EXHIBIT 23.6

                         CONSENT OF WILLIAM A. ACKMAN

   Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, the undersigned hereby consents to be named as a person about to become a director of Gotham Golf Corp. in the Registration Statement on Form S-4 (No. 333-88144), as amended from time to time.

                                           By:  /S/  WILLIAM A. ACKMAN
                                              --------------------------
                                                   William A. Ackman

July 17, 2002